Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Sierra Gold Corp. (the “Company”) on Form 10-K for the fiscal year ended July 31, 2009, as amended, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Vandeberg Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 26, 2011	/s/ James Vandeberg
James Vandeberg
Principal Executive Officer

Date: July 26, 2011	/s/ James Vandeberg
James Vandeberg
Principal Accounting and Financial Officer